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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                       FORM 8-K
                                    CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 7, 1996


                                   DS BANCOR, INC.
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                (Exact name of registrant as specified in its charter)


    Delaware                    0-16193                   06-1162884
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  (State or other       (Commission File Number)        (IRS Employer
  jurisdiction of                                     Identification No.)
  incorporation)


33 Elizabeth Street, Derby, Connecticut                           06418
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:   (203) 736-1000
                                                      --------------

                                    Not Applicable
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            (Former name or former address, if changed since last report)

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Item 1.  CHANGES IN CONTROL OF REGISTRANT.

    On October 8, 1996, DS Bancor, Inc. (the "Company") announced that it had entered into an Agreement and Plan of Merger (the "Agreement") among Webster Financial Corporation ("Webster"), Webster Acquisition Corp. and the Company. Pursuant to the Agreement, Webster will acquire the Company in a tax free stock-for-stock exchange. In connection with the Agreement, the Company and Webster entered into an Option Agreement (the "Option Agreement") pursuant to which the Company granted Webster an option to purchase, under certain circumstances, up to 564,296 newly issued shares of the common stock, par value $1.00 per share, of the Company. The Company's press release is attached at Exhibit 99.1.

    The Agreement and the Option Agreement are attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, and are incorporated by reference herein.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         C.  EXHIBITS

         Exhibit No.              Description
         ----------               -----------

           2.1               Agreement and Plan of Merger
           2.2               Option Agreement
           99.1              Press release

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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DS BANCOR, INC.

Date:  October 11, 1996                By:  /s/ Alfred T. Santoro
                                            ----------------------------------
                                                 Alfred T. Santoro
                                                 Executive Vice President and
                                                     Chief Financial Officer

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                                  INDEX TO EXHIBITS

EXHIBIT
NUMBER        EXHIBIT DESCRIPTION                                    PAGE
-------       -------------------                                    ----

  2.1         Agreement and Plan of Merger. . . . . . . . . . . . . . E-1
  2.2         Option Agreement. . . . . . . . . . . . . . . . . . . . E-59
  99.1        Press release . . . . . . . . . . . . . . . . . . . . . E-74